UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

Fushi International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-19276	13-3140715
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China 116100
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (011) 86-411-8770-3333

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 25, 2007, Fushi International, Inc. (the “Company”) entered into a LLC Membership Interest Purchase Agreement (the “Purchase Agreement”) with David S. Jones (the “Seller”), pursuant to which the Company agreed to purchase all of the issued and outstanding membership interests of Copperweld Holdings, LLC (“Copperweld”), the sole member of Copperweld Bimetallics, LLC, and all of the issued and outstanding membership interests of International Manufacturing Equipment Suppliers, LLC. The transaction is valued at $22.5 million, including the assumption of debt and is subject to adjustment based upon Copperweld’s net working capital at closing.

A portion of the purchase price will be deposited in escrow at closing to secure the indemnification obligations of the Seller. The Company anticipates that the transaction will be finalized at the beginning of its fourth quarter 2007, as the consummation of the acquisition is subject to customary closing conditions. The Purchase Agreement also contains customary representations, warranties and covenants.

The Purchase Agreement is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 2.1 hereto. No representation, warranty, covenant or agreement described above or contained in the Purchase Agreement is, or should be construed as, a representation or warranty by the Company to any investor or a covenant or agreement of the Company with any investor. The representations, warranties, covenants and agreements contained in the Purchase Agreement are solely for the benefit of the Company and the Seller and are qualified by disclosures between the parties.

Item 7.01 Regulation FD Disclosure

On September 25, 2007, the Company issued a press release announcing the execution of the Purchase Agreement, as described in Item 1.01 above. The text of the press release issued by the Company is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

Exhibit 2.1	LLC Membership Interest Purchase Agreement by and between Fushi International, Inc. and David S. Jones, dated as of September 25, 2007.

Exhibit 99.1	Press release, dated September 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2007

FUSHI INTERNATIONAL, INC.

By:	/s/ Chris Wenbing Wang
Chris Wenbing Wang Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	LLC Membership Interest Purchase Agreement by and between Fushi International, Inc. and David S. Jones, dated as of September 25, 2007.

Exhibit 99.1	Press release, dated September 25, 2007.